                              LETTER OF TRANSMITTAL


                              RITE AID CORPORATION

                               OFFERS TO EXCHANGE
                                  COMMON STOCK
           PURSUANT TO THE OFFERING CIRCULAR, DATED FEBRUARY 12, 2001,
                                    FOR UP TO
             $321,591,600 OUTSTANDING AGGREGATE PRINCIPAL AMOUNT OF
                  5.25% CONVERTIBLE SUBORDINATED NOTES DUE 2002
                                  AND FOR UP TO
              $93,825,000 OUTSTANDING AGGREGATE PRINCIPAL AMOUNT OF
                     DEALER REMARKETABLE SECURITIES DUE 2003

-------------------------------------------------------------------------------
 THE EXCHANGE OFFERS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON MARCH 13, 2001, UNLESS EXTENDED OR EARLIER TERMINATED. TENDERS MAY BE WITHDRAWN PRIOR TO
             5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.
-------------------------------------------------------------------------------


                             The Exchange Agent is:


                          MELLON INVESTOR SERVICES, LLC


   By Regular or Certified Mail:          By Overnight Courier:                     By Hand:
   Mellon Investor Services, LLC      Mellon Investor Services, LLC      Mellon Investor Services, LLC
          P.O. Box 3301                     85 Challenger Road              120 Broadway, 13th Floor
    South Hackensack, NJ 07606              Mail Stop -- Reorg                 New York, NY 10271
 Attention: Reorganization Dept.        Ridgefield Park, NJ 07660       Attention: Reorganization Dept.
   (registered or certified mail     Attention: Reorganization Dept.
           recommended)

                                  By Facsimile:
                     (Eligible Guarantor Institutions Only)
                                 (201) 296-4293

                             To Confirm by Telephone
                            or for Information Call:
                                 (201) 296-4860

                               ----------------

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN THOSE LISTED ABOVE, OR TRANSMISSION OF INSTRUCTIONS BY FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY OF YOUR 5.25% CONVERTIBLE SUBORDINATED NOTES OR DEALER REMARKETABLE SECURITIES.

     By signing this Letter of Transmittal, you hereby acknowledge that you have received and reviewed the Offering Circular, dated February 12, 2001 (the "Offering Circular"), of Rite Aid Corporation ("Rite Aid") and this Letter of Transmittal. The Offering Circular, together with this Letter of Transmittal, constitutes Rite Aid's (i) offer to exchange (the "Convertible Notes Exchange Offer") 145 shares of common stock, par value $1.00 per share, of Rite Aid ("Common Stock") for each $1,000 principal amount of Rite Aid's currently outstanding 5.25% Convertible Subordinated Notes due 2002 (the "Convertible Notes") and (ii) offer to exchange (the "Remarketable Securities Exchange Offer," and together with the Convertible Notes Exchange Offer, the "Exchange Offers") 155 shares of Common Stock for each $1,000 principal amount of Rite Aid's currently outstanding Dealer Remarketable Securities due 2003 (the "Remarketable Securities," and, together with the Convertible Notes, the "Exchange Offer Securities"). Subject to the terms and conditions of the Exchange Offers, Rite Aid will issue shares of Common Stock in exchange for up to $321,591,600 aggregate principal amount of Convertible Notes, representing 90% of the outstanding principal amount of the Convertible Notes, and for up to $93,825,000 aggregate principal amount of Remarketable Securities, representing 50% of the outstanding principal amount of the Remarketable Securities, that, in each case, are properly tendered and not withdrawn prior to the expiration of the Exchange Offers. If more than $321,591,600 aggregate principal amount of Convertible Notes are tendered, Rite Aid will purchase from each tendering holder of Convertible Notes an amount based on the proportion of Convertible Notes tendered by that holder to all Convertible Notes tendered. If more than $93,825,000 aggregate principal amount of Remarketable Securities are tendered, Rite Aid will purchase from each tendering holder of Remarketable Securities an amount based on the proportion of Remarketable Securities tendered by that holder to all Remarketable Securities tendered. Rite Aid will also pay accrued and unpaid interest up to the date of acceptance on Exchange Offer Securities it accepts for exchange. The Convertible Notes Exchange Offer and the Remarketable Securities Exchange Offer are independent of each other and neither Exchange Offer is conditioned upon the exchange of a minimum principal amount of Exchange Offer Securities. Rite Aid reserves the right to extend or terminate either Exchange Offer, in its sole and absolute discretion, which may be for any or no reason, and to otherwise amend either Exchange Offer in any respect. These Exchange Offers are open to all holders of Exchange Offer Securities, and are subject to customary conditions. Subject to applicable securities laws and the terms set forth in the Offering Circular, Rite Aid reserves the right to waive any and all conditions to either Exchange Offer.

     If you decide to tender your Exchange Offer Securities, and Rite Aid accepts the Exchange Offer Securities, this will constitute a binding agreement between you and Rite Aid, subject to the terms and conditions set forth in the Offering Circular and this Letter of Transmittal. Unless you comply with the procedures described in the section of the Offering Circular titled "The Exchange Offers -- Guaranteed Delivery Procedures," you must do one of the following prior to the expiration of your Exchange Offer to participate in your Exchange Offer:

     o tender your Exchange Offer Securities by sending the certificates representing your Exchange Offer Securities, in proper form for transfer, a properly completed and duly executed Letter of Transmittal, with any required signature guarantees, and all other documents required by this Letter of Transmittal to the Exchange Agent at one of the addresses listed above; or

     o tender your Exchange Offer Securities by using the book-entry transfer procedures described in the section of the Offering Circular titled "The Exchange Offers -- Book-Entry Transfer," and transmitting this Letter of Transmittal, with any required signature guarantees, or an Agent's Message (as defined below) instead of this Letter of Transmittal to the Exchange Agent.

In order for a book-entry transfer to constitute a valid tender of your Exchange Offer Securities in your Exchange Offer, the Exchange Agent must receive a confirmation of book-entry transfer (a "Book-Entry Confirmation") of your Exchange Offer Securities into the Exchange Agent's account at The Depository Trust Company prior to the expiration of your Exchange Offer. The term "Agent's Message" means a message, transmitted by The Depository Trust Company and received by the Exchange Agent and forming a part of the Book-Entry Confirmation, which states that The Depository Trust Company has received an express acknowledgment from you that you have received and have agreed to be bound by the terms of this Letter of Transmittal. If you use this procedure, we may enforce the Letter of Transmittal against you.

     DELIVERY OF DOCUMENTS TO THE DEPOSITORY TRUST COMPANY'S BOOK-ENTRY TRANSFER FACILITY WILL NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

     If you are a holder of the Exchange Offer Securities and wish to tender your Exchange Offer Securities in your Exchange Offer, but (1) the certificates representing your Exchange Offer Securities are not immediately available, (2) time will not permit the certificates or other required documents to reach the Exchange Agent before the expiration of your Exchange Offer, or (3) the procedure for book-entry transfer cannot be completed before the expiration of your Exchange Offer, you may tender the Exchange Offer Securities by following the procedures described in the section of the Offering Circular titled "The Exchange Offers -- Guaranteed Delivery Procedures."

     Only registered holders of the Exchange Offer Securities -- which term, for purposes of this Letter of Transmittal, includes any participant in The Depository Trust Company's system whose name appears on a security position listing as the owner of the Exchange Offer Securities -- are entitled to tender their Exchange Offer Securities for exchange in the Exchange Offers. If you are a beneficial owner whose Exchange Offer Securities are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and you wish to tender your Exchange Offer Securities in your Exchange Offer, you should promptly contact the person in whose name the Exchange Offer Securities are registered and instruct that person to tender on your behalf. If you wish to tender in your Exchange Offer on your own behalf, prior to completing and executing this Letter of Transmittal and delivering the certificates representing your Exchange Offer Securities, you must either make appropriate arrangements to register ownership of the Exchange Offer Securities in your name or obtain a properly completed bond power from the person in whose name the Exchange Offer Securities are registered.

     YOU MUST COMPLETE THIS LETTER OF TRANSMITTAL IF YOU ARE A REGISTERED HOLDER OF EXCHANGE OFFER SECURITIES -- WHICH TERM, FOR PURPOSES OF THIS LETTER OF TRANSMITTAL, INCLUDES ANY PARTICIPANT IN THE DEPOSITORY TRUST COMPANY'S SYSTEM WHOSE NAME APPEARS ON A SECURITY POSITION LISTING AS THE OWNER OF THE EXCHANGE OFFER SECURITIES -- AND EITHER (1) YOU WISH TO TENDER THE CERTIFICATES REPRESENTING YOUR EXCHANGE OFFER SECURITIES TO THE EXCHANGE AGENT TOGETHER WITH THIS LETTER OF TRANSMITTAL OR (2) YOU WISH TO TENDER YOUR EXCHANGE OFFER SECURITIES BY BOOK-ENTRY TRANSFER TO THE EXCHANGE AGENT'S ACCOUNT AT THE DEPOSITORY TRUST COMPANY AND YOU ELECT TO SUBMIT THIS LETTER OF TRANSMITTAL TO THE EXCHANGE AGENT INSTEAD OF AN AGENT'S MESSAGE.

     In order to properly complete this Letter of Transmittal, you must: (1) complete the box titled "Description of Convertible Notes Tendered" or the box titled "Description of Remarketable Securities Tendered," (2) if appropriate, check and complete the boxes relating to book-entry transfer and guaranteed delivery and the boxes titled "Special Issuance Instructions" and "Special Delivery Instructions," (3) sign this Letter of Transmittal by completing the box titled "Sign Here" and (4) complete the box titled "Substitute Form W-9." By completing the box titled "Description of Convertible Notes Tendered" or the box titled "Description of Remarketable Securities Tendered" and signing below, you will have tendered your Exchange Offer Securities for exchange on the terms and conditions described in the Offering Circular and this Letter of Transmittal. You should read the detailed instructions below before completing this Letter of Transmittal.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY


    BOX BELOW TO BE COMPLETED BY ALL TENDERING HOLDERS OF CONVERTIBLE NOTES



                         DESCRIPTION OF CONVERTIBLE NOTES TENDERED
------------------------------------------------------------------------------------------------------------------------------------
                                     NAME AND ADDRESS
                                   OF REGISTERED HOLDER                                          1             2            3
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                           AGGREGATE
                                                                                                           PRINCIPAL
                                                                                                             AMOUNT
                                                                                                               OF       PRINCIPAL
                                                                                            CERTIFICATE   CONVERTIBLE     AMOUNT
                                                                                             NUMBER(S)*      NOTES      TENDERED**
                                                                                ----------------------------------------------------
                                                                                ----------------------------------------------------

                                                                                ----------------------------------------------------

                                                                                ----------------------------------------------------

                                                                                ----------------------------------------------------
                                                                                            Total:
                                                                                ----------------------------------------------------

*    Need not be completed by holders who tender by book-entry transfer.

**   Convertible Notes tendered by this Letter of Transmittal must be in a minimum principal amount of $1,000. Unless otherwise indicated in column 3, a holder will be deemed to have tendered ALL of the Convertible Notes represented by the certificate(s)
     listed in column 1. See Instruction 4.
------------------------------------------------------------------------------------------------------------------------------------

                    BOXES BELOW TO BE CHECKED AS APPLICABLE

--------------------------------------------------------------------------------
[ ] CHECK HERE IF THE CERTIFICATE(S) REPRESENTING YOUR CONVERTIBLE NOTES IS BEING TENDERED WITH THIS LETTER OF TRANSMITTAL.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[ ] CHECK HERE IF THE CERTIFICATE(S) REPRESENTING YOUR CONVERTIBLE NOTES HAS BEEN LOST, DESTROYED OR STOLEN AND YOU REQUIRE ASSISTANCE IN OBTAINING A NEW CERTIFICATE(S).

     Certificate Number(s) ---------------------------------------------------

     Principal Amount(s) Represented -----------------------------------------

     You must contact the Exchange Agent to obtain instructions for replacing lost, destroyed or stolen certificate(s) representing Convertible Notes. See Instruction 12.
--------------------------------------------------------------------------------

                     BOXES BELOW TO BE CHECKED AS APPLICABLE

-----------------------------------------------    ----------------------------------------------------
        SPECIAL ISSUANCE INSTRUCTIONS                        SPECIAL DELIVERY INSTRUCTIONS
        (See Instructions 1, 5 and 6)                        (See Instructions 1, 5 and 6)


To be completed ONLY if Convertible Notes               To be completed ONLY if Convertible Notes
not tendered or exchanged or Common Stock are       not tendered or exchanged or Common Stock are
to be issued in the name of someone other than      to be delivered to someone other than the regis-
the registered holder of the Convertible Notes      tered holder of the Convertible Notes whose
whose name(s) appear(s) below.                      name(s) appear(s) below or to the registered holder
                                                    at an address other than that shown below.

  [ ] Common Stock to:                                 [ ] Common Stock to:
  [ ] Convertible Notes to:                            [ ] Convertible Notes to:

 Name--------------------------------                 Name---------------------------------------------
           (PLEASE PRINT)                                              (PLEASE PRINT)


Address -----------------------------                 Address------------------------------------------

 ------------------------------------                 -------------------------------------------------
             (ZIP CODE)                                              (ZIP CODE)

 Telephone Number (   ) --                            Telephone Number  (   ) --
                  -------------------                                   -------------------------------


-------------------------------------                 -------------------------------------------------
(TAX IDENTIFICATION OR SOCIAL SECURITY NO.)              (TAX IDENTIFICATION OR SOCIAL SECURITY NO.)
           (SEE INSTRUCTION 9)                                     (SEE INSTRUCTION 9)

--------------------------------------------------------------------------------

 [ ] CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF
     TENDERED CONVERTIBLE NOTES ARE BEING DELIVERED UNDER A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE
     FOLLOWING:

     Name(s) of Registered

     Holder(s) -----------------------------------------------------------------

     Window Ticket Number (if any) ---------------------------------------------

     Date of Execution of Notice of Guaranteed Delivery ------------------------

     Name of Institution which Guaranteed Delivery -----------------------------

        If delivered by book-entry transfer, complete the following:

     Name of Tendering Institution ---------------------------------------------

     Account Number ------------------------------------------------------------

     Transaction Code Number ---------------------------------------------------

--------------------------------------------------------------------------------

             BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS ONLY

--------------------------------------------------------------------------------
 [ ] CHECK HERE IF TENDERED CONVERTIBLE NOTES ARE BEING DELIVERED BY
     BOOK-ENTRY TRANSFER TO THE EXCHANGE AGENT'S ACCOUNT AT THE DEPOSITORY
     TRUST COMPANY AND COMPLETE THE FOLLOWING:

     Name of Tendering Institution ---------------------------------------------

     Account Number ------------------------------------------------------------

     Transaction Code Number ---------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 [ ] CHECK HERE IF THE CONVERTIBLE NOTES THAT ARE NOT TENDERED OR NOT EXCHANGED
     ARE TO BE RETURNED BY CREDITING THE DEPOSITORY TRUST COMPANY ACCOUNT
     NUMBER INDICATED ABOVE.
--------------------------------------------------------------------------------

                     NOTE: SIGNATURES MUST BE PROVIDED BELOW
               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY


 BOX BELOW TO BE COMPLETED BY ALL TENDERING HOLDERS OF REMARKETABLE SECURITIES



           DESCRIPTION OF REMARKETABLE SECURITIES TENDERED
--------------------------------------------------------------------------------
   NAME AND ADDRESS
 OF REGISTERED HOLDER          1                2              3
----------------------   -------------   --------------   -----------
                                            AGGREGATE
                                            PRINCIPAL
                                            AMOUNT OF      PRINCIPAL
                          CERTIFICATE     REMARKETABLE       AMOUNT
                           NUMBER(S)*      SECURITIES      TENDERED**
----------------------------------------------------------------------
----------------------------------------------------------------------

----------------------------------------------------------------------

----------------------------------------------------------------------

----------------------------------------------------------------------
                         Total:
----------------------------------------------------------------------


*    Need not be completed by holders who tender by book-entry transfer.

** Remarketable Securities tendered by this Letter of Transmittal must be in a minimum principal amount of $1,000. Unless otherwise indicated in column 3, a holder will be deemed to have tendered ALL of the Remarketable Securities represented by the certificate(s) listed in column 1. See Instruction 4.
-------------------------------------------------------------------------------

                     BOXES BELOW TO BE CHECKED AS APPLICABLE

-------------------------------------------------------------------------------
 [ ] CHECK HERE IF THE CERTIFICATE(S) REPRESENTING YOUR REMARKETABLE SECURITIES
     IS BEING TENDERED WITH THIS LETTER OF TRANSMITTAL.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
 [ ] CHECK HERE IF THE CERTIFICATE(S) REPRESENTING YOUR REMARKETABLE SECURITIES
     HAS BEEN LOST, DESTROYED OR STOLEN AND YOU REQUIRE ASSISTANCE IN OBTAINING A NEW CERTIFICATE(S).

     Certificate Number(s) ----------------------------------------------------

     Principal Amount(s) Represented ------------------------------------------

     You must contact the Exchange Agent to obtain instructions for replacing lost, destroyed or stolen certificate(s) representing Remarketable Securities. See Instruction 12.
-------------------------------------------------------------------------------

                     BOXES BELOW TO BE CHECKED AS APPLICABLE

-----------------------------------------------    ----------------------------------------------------
        SPECIAL ISSUANCE INSTRUCTIONS                        SPECIAL DELIVERY INSTRUCTIONS
        (See Instructions 1, 5 and 6)                        (See Instructions 1, 5 and 6)

   To be completed ONLY if Remarketable                 To be completed ONLY if Remarketable Securities
Securities not tendered or exchanged or             not tendered or exchanged or Common Stock are to be
Common Stock are to be issued in the name           delivered to someone other than the registered holder
of someone other than the registered holder         of the Remarkable Securities whose name(s) appear(s)
of the Remarkable Securities whose name(s)          below or to the registered holder at an address other
appear(s) below.                                    than that shown below.


  [ ] Common Stock to:                                  [ ] Common Stock to:
  [ ] Remarketable Securities to:                       [ ] Remarketable Securities to:

Name--------------------------------                Name--------------------------------
          (PLEASE PRINT)                                       (PLEASE PRINT)

Address ----------------------------                Address-----------------------------

------------------------------------                ------------------------------------
      (ZIP CODE)                                               (ZIP CODE)

Telephone Number ( ) --                             Telephone Number  ( ) --
                 -------------------                                  ------------------

------------------------------------                ------------------------------------
(TAX IDENTIFICATION OR SOCIAL SECURITY NO.)          (TAX IDENTIFICATION OR SOCIAL SECURITY NO.)
         (SEE INSTRUCTION 9)                                  (SEE INSTRUCTION 9)
-----------------------------------------------    ----------------------------------------------------

-------------------------------------------------------------------------------
 [ ] CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF
     TENDERED REMARKETABLE SECURITIES ARE BEING DELIVERED UNDER A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE
     FOLLOWING:

     Name(s) of Registered
     Holder(s) -------------------------------------------------

     Window Ticket Number (if
     any) --------------------------------------------------

     Date of Execution of Notice of Guaranteed
     Delivery -----------------------------------

     Name of Institution which Guaranteed
     Delivery ---------------------------------------

          If delivered by book-entry transfer, complete the following:

     Name of Tendering
     Institution ----------------------------------------------------

     Account
     Number -------------------------------------------------------------

     Transaction Code
     Number -------------------------------------------------------

-------------------------------------------------------------------------------

             BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS ONLY

-------------------------------------------------------------------------------
 [ ] CHECK HERE IF TENDERED REMARKETABLE SECURITIES ARE BEING DELIVERED BY
     BOOK-ENTRY TRANSFER TO THE EXCHANGE AGENT'S ACCOUNT AT THE DEPOSITORY TRUST COMPANY AND COMPLETE THE FOLLOWING:

     Name of Tendering Institution ---------------------------------------------

     Account Number ------------------------------------------------------------

     Transaction Code Number ---------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 [ ] CHECK HERE IF THE REMARKETABLE SECURITIES THAT ARE NOT TENDERED OR NOT
     EXCHANGED ARE TO BE RETURNED BY CREDITING THE DEPOSITORY TRUST COMPANY ACCOUNT NUMBER INDICATED ABOVE.
--------------------------------------------------------------------------------

Ladies and Gentlemen:

     Upon the terms and subject to the conditions of the Exchange Offers, as described in the Offering Circular and this Letter of Transmittal, I hereby tender to Rite Aid Corporation (i) the aggregate principal amount of Convertible Notes, described above in the box titled "Description of Convertible Notes Tendered," in exchange for 145 shares of Common Stock per each $1,000 principal amount of Convertible Notes tendered for exchange, and
(ii) the aggregate principal amount of Remarketable Securities, described above in the box titled "Description of Remarketable Securities Tendered," in exchange for 155 shares of Common Stock per each $1,000 principal amount of Dealer Remarketable Securities tendered for exchange.

     I understand that, subject to the terms and conditions of the Exchange Offers, Rite Aid will issue shares of Common Stock in exchange for up to $321,591,600 aggregate principal amount of Convertible Notes, representing 90% of the outstanding principal amount of the Convertible Notes, and for up to $93,825,000 aggregate principal amount of Remarketable Securities, representing 50% of the outstanding principal amount of the Remarketable Securities, that, in each case, are properly tendered and not withdrawn prior to the expiration of the Exchange Offers. I also understand that, if more than $321,591,600 aggregate principal amount of Convertible Notes are tendered, Rite Aid will purchase from each tendering holder of Convertible Notes an amount based on the proportion of Convertible Notes tendered by that holder to all Convertible Notes tendered. I also understand that, if more than $93,825,000 aggregate principal amount of Remarketable Securities are tendered, Rite Aid will purchase from each tendering holder of Remarketable Securities an amount based on the proportion of Remarketable Securities tendered by that holder to all Remarketable Securities tendered. I also understand that Rite Aid will pay accrued and unpaid interest up to the date of acceptance on Exchange Offer Securities it accepts for exchange, and that the Convertible Notes Exchange Offer and the Remarketable Securities Exchange Offer are independent of each other and neither Exchange Offer is conditioned upon the exchange of a minimum principal amount of Exchange Offer Securities. I agree that Rite Aid reserves the right to extend or terminate either Exchange Offer, in its sole and absolute discretion, which may be for any or no reason, and to otherwise amend either Exchange Offer in any respect. I understand that these Exchange Offers are open to all holders of Exchange Offer Securities, and are subject to customary conditions. I agree that, subject to applicable securities laws and the terms set forth in the Offering Circular, Rite Aid reserves the right to waive any and all conditions to either Exchange Offer.

     Subject to and effective upon the acceptance for exchange of all or any portion of the Exchange Offer Securities tendered by this Letter of Transmittal in accordance with the terms and conditions of the applicable Exchange Offer -- including, if the applicable Exchange Offer is extended or amended, the terms and conditions of any extension or amendment -- I hereby sell, assign and transfer to, or upon the order of, Rite Aid all right, title and interest in and to the Exchange Offer Securities tendered by this Letter of Transmittal. I hereby irrevocably constitute and appoint the Exchange Agent as my agent and attorney-in-fact -- with full knowledge that the Exchange Agent is also acting as the agent of Rite Aid in connection with the Exchange Offers -- with respect to the tendered Exchange Offer Securities, with full power of substitution, such power of attorney being deemed to be an irrevocable power coupled with an interest, subject only to the right of withdrawal described in the Offering Circular, to (1) deliver certificates representing the tendered Exchange Offer Securities to Rite Aid together with all accompanying evidences of transfer and authenticity to, or upon the order of, Rite Aid, upon receipt by the Exchange Agent, as my agent, of the Common Stock to be issued in exchange for the tendered Exchange Offer Securities, (2) present certificates representing the tendered Exchange Offer Securities for transfer, and to transfer the tendered Exchange Offer Securities on the books of Rite Aid, and (3) receive for the account of Rite Aid all benefits and otherwise exercise all rights of ownership of the tendered Exchange Offer Securities, all in accordance with the terms and conditions of the Exchange Offers.

     I hereby represent and warrant that I have full power and authority to tender, sell, assign and transfer the Exchange Offer Securities tendered by this Letter of Transmittal and that, when the tendered Exchange Offer Securities are accepted for exchange, Rite Aid will acquire good, marketable and unencumbered title to the tendered Exchange Offer Securities, free and clear of all liens, restrictions, charges and encumbrances, and that the tendered Exchange Offer Securities are not subject to any adverse claims or proxies. I will, upon request, execute and deliver any additional documents deemed by Rite Aid or the Exchange Agent to be necessary or desirable to complete the exchange, sale, assignment and transfer of the Exchange Offer Securities tendered by this Letter of Transmittal. I have read and I agree to all of the terms of the Exchange Offers.

     The name(s) and address(es) of the registered holder(s) -- which term, for purposes of this Letter of Transmittal, includes any participant in The Depository Trust Company's system whose name appears on a security position listing as the holder of the Exchange Offer Securities -- of the Exchange Offer Securities tendered by this Letter of Transmittal are printed above as they appear on the certificate(s) representing the Exchange Offer Securities. The certificate number(s) and the Exchange Offer Securities that I wish to tender are indicated in the appropriate boxes above.

     Unless I have otherwise indicated by completing the box titled "Special Issuance Instructions" above, I hereby direct that the Common Stock be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of Exchange Offer Securities, that the Common Stock be credited to the account indicated above maintained with The Depository Trust Company. Similarly, unless I have otherwise indicated by completing the box titled "Special Delivery Instructions," I hereby direct that the Common Stock be delivered to the address shown below my signature.

     If I have (1) tendered any Exchange Offer Securities that are not exchanged in the Exchange Offers for any reason or (2) submitted certificates for more Exchange Offer Securities than I wish to tender, unless I have otherwise indicated by completing the boxes titled "Special Issuance Instructions" or "Special Delivery Instructions," I hereby direct that certificates for any Exchange Offer Securities that are not tendered or not exchanged should be issued in the name of the undersigned, if applicable, and delivered to the address shown below my signature or, in the case of a book-entry transfer of Exchange Offer Securities, that Exchange Offer Securities that are not tendered or not exchanged be credited to the account indicated above maintained with The Depository Trust Company, in each case, at Rite Aid's expense, promptly following the expiration or termination of the applicable Exchange Offer.

     I understand that if I decide to tender Exchange Offer Securities, and Rite Aid accepts the Exchange Offer Securities for exchange, this will constitute a binding agreement between Rite Aid and me, subject to the terms and conditions set forth in the Offering Circular and this Letter of Transmittal.

     I also recognize that, under certain circumstances described in the section of the Offering Circular titled "The Exchange Offers -- Conditions to the Exchange Offers," Rite Aid may not be required to accept for exchange any Exchange Offer Securities tendered by this Letter of Transmittal.

     Rite Aid will not issue fractional shares of Common Stock in the Exchange Offers. Instead of receiving a fractional share of Common Stock, each Existing Debt Security holder who would otherwise be entitled to a fractional share will receive a number of whole shares determined by rounding down to the nearest whole number.

     All authority conferred in or agreed to be conferred in this Letter of Transmittal will survive my death or incapacity, and any obligation of mine under this Letter of Transmittal will be binding upon my heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns. Except as stated in the Offering Circular, this tender is irrevocable.

                                    SIGN HERE
                          (SEE INSTRUCTIONS 2, 5 AND 6)
                   (PLEASE COMPLETE SUBSTITUTE FORM W-9 BELOW)
      (NOTE: SIGNATURE(S) MUST BE GUARANTEED IF REQUIRED BY INSTRUCTION 2)


     This Letter of Transmittal must be signed by (1) the registered holder(s) -- which term, for purposes of this Letter of Transmittal, includes any participant in The Depository Trust Company's system whose name appears on a security position listing as the holder of the Exchange Offer Securities -- exactly as the name(s) of the registered holder(s) appear(s) on the certificate(s) for the Exchange Offer Securities tendered or on the register of holders maintained by Rite Aid, or (2) any person(s) authorized to become the registered holder(s) by endorsements and documents transmitted with this Letter of Transmittal -- including any opinions of counsel, certifications and other information as may be required by Rite Aid for the Exchange Offer Securities to comply with the restrictions on transfer, if any, applicable to the Exchange Offer Securities. If the signature below is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or another acting in a similar fiduciary or representative capacity, please set forth the signer's full title. See Instruction 5.


X
------------------------------------------------------------------------------

X
------------------------------------------------------------------------------
                SIGNATURE(S) OF EXISTING DEBT SECURITY HOLDER(S)


Dated: ________________________________________________________________, 2001

Name(s) _______________________________________________________________________

 ______________________________________________________________________________
                               (PLEASE PRINT)

Capacity ______________________________________________________________________


Address _______________________________________________________________________
                                                                  (ZIP CODE)


Tax Identification or
Social Security No._____________________________________________________________
                                    (SEE INSTRUCTION 9)


Area Code and Telephone No. ____________________________________________________


                             SIGNATURE(S) GUARANTEED
                        (SEE INSTRUCTION 2, IF REQUIRED)

Eligible Guarantor Institution _________________________________________________

Official Signature  ____________________________________________________________

Dated: _________________________________________________________________  , 2001

PAYOR'S NAME: MELLON INVESTOR SERVICES, LLC

--------------------------------------------------------------------------------------------
SUBSTITUTE
FORM              PART 1 -- PLEASE PROVIDE YOUR TAX-    TIN
W-9               PAYER IDENTIFICATION NUMBER                 --------------------
                  ("TIN") IN THE BOX AT RIGHT AND          (Social Security Number or
Department        CERTIFY THAT IT IS CORRECT BY
of the            SIGNING AND DATING BELOW.                   --------------------
Treasury                                                  Employer Identification Number)
Internal
Revenue
Service        ----------------------------------------------------------------------------
                  PART 2 -- Check the box if you are NOT subject to backup
                  withholding under the provisions of section 340(a)(1)(C) of the Internal Revenue Code because either (1) you are exempt from backup withholding, (2) you have not been notified that you are subject to backup withholding as a result of failure to report all interest or dividends or (3) the Internal
                  Revenue Service has notified you that you are no longer
                  subject to backup withholding [ ]
               ----------------------------------------------------------------------------

Payor's
Request for       CERTIFICATION -- UNDER THE PEN-              PART 3
Taxpayer          ALTIES OF PERJURY, I CERTIFY THAT
Identification    THE INFORMATION PROVIDED ON
Number            THIS FORM IS TRUE, CORRECT AND               Awaiting TIN  [ ]
                  COMPLETE.

               ----------------------------------------------------------------------------

 Signature ______________________________          Date __________________________, 2001
--------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------
             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

    I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate
  Internal Revenue Service Center or Social Security Administration Office or
  (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of the exchange, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.


 Signature ______________________________          Date __________________________, 2001
--------------------------------------------------------------------------------------------

CERTIFICATE INSTRUCTIONS: You must not check the box in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, then you may check the box in Part 2 above.

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY CASH PAYMENTS.


       THE IRS DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATION REQUIRED TO AVOID BACKUP WITHHOLDING.

       PLEASE REVIEW ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                                  INSTRUCTIONS
         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFERS


1. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES.

     You must complete this Letter of Transmittal if you are a holder of Exchange Offer Securities -- which term, for purposes of this Letter of Transmittal, includes any participant in The Depository Trust Company's system whose name appears on a security position listing as the holder of the Exchange Offer Securities -- and either (1) you wish to tender the certificates representing your Exchange Offer Securities to the Exchange Agent together with this Letter of Transmittal or (2) you wish to tender your Exchange Offer Securities by book-entry transfer to the Exchange Agent's account at The Depository Trust Company and you elect to submit this Letter of Transmittal to the Exchange Agent instead of an Agent's Message. In order to constitute a valid tender of your Exchange Offer Securities, unless you comply with the procedures for Guaranteed Delivery described below, the Exchange Agent must receive the following documents at one of the addresses listed above prior to the expiration of your Exchange Offer: (1) certificates representing the Exchange Offer Securities, in proper form for transfer, or Book-Entry Confirmation of transfer of the Exchange Offer Securities into the Exchange Agent's account at The Depository Trust Company, (2) a properly completed and duly executed Letter of Transmittal, with any required signature guarantees, or, in the case of a Book-Entry Confirmation, an Agent's Message instead of this Letter of Transmittal, and (3) all other documents required by this Letter of Transmittal. Exchange Offer Securities tendered in the Exchange Offers must be in a minimum principal amount of $1,000.

     If you are a holder of the Exchange Offer Securities and wish to tender your Exchange Offer Securities, but (1) the certificates representing your Exchange Offer Securities are not immediately available, (2) time will not permit the certificates or other required documents to reach the Exchange Agent before the expiration of your Exchange Offer, or (3) the procedure for book-entry transfer cannot be completed before the expiration of your Exchange Offer, you may effect a tender if: (1) the tender is made through an Eligible Guarantor Institution (as defined below); (2) prior to the expiration of your Exchange Offer, the Exchange Agent receives from an Eligible Guarantor Institution a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form we have provided, setting forth your name and address and the amount of Exchange Offer Securities you are tendering and stating that the tender is being made by Notice of Guaranteed Delivery; and (3) the Exchange Agent receives within three New York Stock Exchange, Inc. ("NYSE") trading days after the date of execution of the Notice of Guaranteed Delivery:
(a) the certificates for all physically tendered Exchange Offer Securities, in proper form for transfer, or a Book-Entry Confirmation of transfer of the Exchange Offer Securities into the Exchange Agent's account at The Depository Trust Company, as the case may be, (b) a properly completed and duly executed Letter of Transmittal, with any required signature guarantees, or, in the case of a Book-Entry Confirmation, an Agent's Message instead of the Letter of Transmittal, and (c) all other documents required by the Letter of Transmittal. The Notice of Guaranteed Delivery may be sent by overnight courier, hand delivery, registered or certified mail or facsimile transmission and must include a guarantee by an Eligible Guarantor Institution in the form set forth in the Notice.

     THE METHOD OF DELIVERY OF CERTIFICATES FOR EXCHANGE OFFER SECURITIES, LETTERS OF TRANSMITTAL, AGENT'S MESSAGES AND ALL OTHER REQUIRED DOCUMENTS IS AT YOUR ELECTION. IF YOU DELIVER YOUR EXCHANGE OFFER SECURITIES BY MAIL, WE RECOMMEND REGISTERED MAIL, PROPERLY INSURED, WITH RETURN RECEIPT REQUESTED. IN ALL CASES, YOU SHOULD ALLOW SUFFICIENT TIME TO ASSURE TIMELY DELIVERY. PLEASE SEND CERTIFICATES FOR EXCHANGE OFFER SECURITIES, LETTERS OF TRANSMITTAL, AGENT'S MESSAGES OR OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT AT ONE OF THE ADDRESSES LISTED ABOVE. PLEASE DO NOT SEND THESE DOCUMENTS TO RITE AID.

     Rite Aid will not accept any alternative, conditional or contingent tenders. Each tendering holder, by execution of this Letter of Transmittal or delivery of an Agent's Message instead of the Letter of Transmittal, waives any right to receive any notice of the acceptance of such tender.


2. GUARANTEE OF SIGNATURES.

     No signature guarantee on this Letter of Transmittal is required if:

     (a) this Letter of Transmittal is signed by the registered holder -- which term, for purposes of this Letter of Transmittal, includes any participant in The Depository Trust Company's system whose name appears on a security position listing as the owner of the Exchange
       Offer Securities -- of Exchange Offer Securities tendered with this Letter of Transmittal, unless such holder(s) has completed either the box titled "Special Issuance Instructions" or the box titled "Special Delivery Instructions" above, or

     (b) the Exchange Offer Securities are tendered for the account of a firm that is an Eligible Guarantor Institution.

     In all other cases, an Eligible Guarantor Institution must guarantee the signature(s) on this Letter of Transmittal. See Instruction 5.

     An "Eligible Guarantor Institution" (as defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) means:

     o    Banks (as defined in Section 3(a) of the Federal Deposit Insurance
          Act);

     o Brokers, dealers, municipal securities dealers, municipal securities brokers, government securities dealers and government securities brokers (as defined in the Exchange Act);

     o    Credit unions (as defined in Section 19B(1)(A) of the Federal Reserve
          Act);

     o National securities exchanges, registered securities associations and clearing agencies (as these terms are defined in the Exchange Act); and

     o Savings associations (as defined in Section 3(b) of the Federal Deposit Insurance Act).


3. INADEQUATE SPACE.

     If the space provided in the box titled "Description of Convertible Notes Tendered" or in the box titled "Description of Remarketable Securities Tendered" is inadequate, the certificate number(s) and/or the principal amount of Exchange Offer Securities and any other required information should be listed on a separate signed schedule and attached to this Letter of Transmittal.


4. PARTIAL TENDERS AND WITHDRAWAL RIGHTS.

     Tenders of Exchange Offer Securities must be in a minimum principal amount of $1,000. If you are tendering less than all of the Exchange Offer Securities evidenced by any certificate you are submitting, please fill in the principal amount of Exchange Offer Securities which are to be tendered in column 3 ("Principal Amount Tendered") of the box titled "Description of Convertible Notes Tendered" or of the box titled "Description of Remarketable Securities Tendered." In that case, unless you have otherwise indicated by completing the boxes titled "Special Issuance Instructions" or "Special Delivery Instructions," new certificate(s) for the remainder of the Exchange Offer Securities that were evidenced by your old certificate(s) will be sent to the registered holder of the Exchange Offer Securities, promptly after the expiration of the applicable Exchange Offer. All Exchange Offer Securities represented by certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

     Except as otherwise provided in this Letter of Transmittal, tenders of Exchange Offer Securities may be withdrawn (i) at any time prior to the expiration of the applicable Exchange Offer or (ii) after April 9, 2001 if we have not accepted the tendered Exchange Offer Securities for exchange by that date. For a withdrawal pursuant to clause (i) to be effective, a written notice of withdrawal must be received by the Exchange Agent prior to the expiration of the applicable Exchange Offer at one of the addresses listed above. Any notice of withdrawal must specify the name of the person who tendered the Exchange Offer Securities to be withdrawn, identify the Exchange Offer Securities to be withdrawn, including the principal amount of the Exchange Offer Securities, and, where certificates representing Exchange Offer Securities have been transmitted, specify the name in which the Exchange Offer Securities are registered, if different from that of the withdrawing holder. If certificates representing Exchange Offer Securities have been delivered or otherwise identified to the Exchange Agent, then, prior to the release of the certificates, the withdrawing holder must also submit the serial numbers of the particular certificates to be withdrawn and a signed notice of withdrawal with signatures guaranteed by an Eligible Guarantor Institution unless the holder is an Eligible Guarantor Institution. If Exchange Offer Securities have been tendered using the procedure for book-entry transfer described in the section of the Offering Circular titled "The Exchange Offers -- Book-Entry Transfer," any notice of withdrawal must specify the name and number of the account at The Depository Trust Company to be credited with the withdrawn Exchange Offer Securities and otherwise comply with the procedures of the book-entry transfer facility. All questions as to the validity, form and eligibility -- including time of receipt -- of these notices will be determined by Rite Aid. Any such determination will be final and binding. Any Exchange Offer Securities so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offers. Any Exchange Offer Securities which have been tendered for exchange but which are not exchanged for any reason will be returned to the registered holder without cost to that holder as soon as practicable after withdrawal, non-acceptance of tender or termination of the applicable Exchange Offer. In the case of Exchange Offer Securities tendered using the procedure for book-entry transfer described in the section of the Offering Circular titled "The Exchange Offers -- Book-Entry Transfer," the Exchange Offer Securities will be credited to the tendering holder's account with The Depository Trust Company. Properly withdrawn Exchange Offer Securities may be retendered at any time prior to the expiration of the applicable Exchange Offer by following one of the procedures described in the section of the Offering Circular titled "The Exchange Offers -- Procedures for Tendering Exchange Offer Securities."


5. SIGNATURES ON LETTER OF TRANSMITTAL, ASSIGNMENTS AND ENDORSEMENTS.

     If this Letter of Transmittal is signed by the registered holder(s) of the Exchange Offer Securities tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

     If any of the Exchange Offer Securities tendered hereby are registered in the name of two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any tendered Exchange Offer Securities are registered in different name(s) on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registered holders.

     When this Letter of Transmittal is signed by the registered holder(s) of the Exchange Offer Securities listed and transmitted by this Letter of Transmittal, no endorsement(s) of certificate(s) or separate bond power(s) are required unless shares of Common Stock are to be issued in the name of a person other than the registered holder(s). Signature(s) on the certificate(s) or bond power(s) must be guaranteed by an Eligible Guarantor Institution.

     If a person or persons other than the registered holder(s) of Exchange Offer Securities signs the Letter of Transmittal, certificates representing the Exchange Offer Securities must be endorsed or accompanied by appropriate bond powers, signed exactly as the name or names of the registered holder(s) that appears on the certificates representing the Exchange Offer Securities and also must be accompanied by any opinions of counsel, certifications and other information as Rite Aid may require in accordance with the restrictions on transfer, if any, applicable to the Exchange Offer Securities. Signatures on certificates or bond powers must be guaranteed by an Eligible Guarantor Institution.

     If you are a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or act in a similar fiduciary or representative capacity, and wish to sign this Letter of Transmittal or any certificates representing Exchange Offer Securities or bond powers, you must indicate your status when signing. If you are acting in any of these capacities, you must submit proper evidence satisfactory to us of your authority to so act unless we waive this requirement.


6. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS.

     If shares of Common Stock are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if shares of Common Stock are to be delivered to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Certificates representing Exchange Offer Securities not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated above maintained with The Depository Trust Company. See Instruction 4.

7. IRREGULARITIES.

     All questions as to the validity, form, eligibility -- including time of receipt -- and acceptance of Exchange Offer Securities tendered for exchange will be determined by Rite Aid in its sole discretion. Our determination will be final and binding. We reserve the absolute right to reject any and all tenders of Exchange Offer Securities improperly tendered or to not accept any Exchange Offer Securities, the acceptance of which might be unlawful as determined by us or our counsel. We also reserve the absolute right to waive any defects or irregularities or conditions of the Exchange Offers as to any Exchange Offer Securities either before or after the expiration of the applicable Exchange Offer -- including the right to waive the ineligibility of any holder who seeks to tender Exchange Offer Securities in the holder's applicable Exchange Offer. Our interpretation of the terms and conditions of the Exchange Offers as to any particular Exchange Offer Securities either before or after the expiration of the applicable Exchange Offer -- including the terms and conditions of the Letter of Transmittal and the accompanying instructions -- will be final and binding. Unless waived, any defects or irregularities in connection with tenders of Exchange Offer Securities for exchange must be cured within a reasonable period of time, as determined by us. Neither we, the Exchange Agent nor any other person has any duty to give notification of any defect or irregularity with respect to any tender of Exchange Offer Securities for exchange, nor will we have any liability for failure to give such notification.


8. QUESTIONS, REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES.

     Questions and requests for assistance may be directed to the Exchange Agent at the addresses and telephone number listed on the front of this Letter of Transmittal or from Mellon Investor Services, LLC, the Information Agent, at the address and telephone numbers set forth in the Offering Circular. Additional copies of the Offering Circular, this Letter of Transmittal or the Notice of Guaranteed Delivery may be obtained from the Exchange Agent, the Information Agent, or from your broker, dealer, commercial bank, trust company or other nominee.


9. 31% BACKUP WITHHOLDING; SUBSTITUTE FORM W-9.

     Under U.S. federal income tax law, a holder whose tendered Exchange Offer Securities are accepted for exchange is required to provide the Exchange Agent with the holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 above. If the Exchange Agent is not provided with the correct TIN, the Internal Revenue Service may subject the holder or other payee to a $50 penalty. In addition, cash payments, if any, to such holders or other payees with respect to Exchange Offer Securities exchanged in the Exchange Offers may be subject to 31% backup withholding.

     The box in Part 3 of the Substitute Form W-9 may be checked if the tendering holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the holder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number above in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Exchange Agent will withhold 31% of all payments made prior to the time a properly certified TIN is provided to the Exchange Agent. The Exchange Agent will retain all amounts withheld during the 60-day period following the date of the Substitute Form W-9. If the holder furnishes the Exchange Agent with its TIN within 60 days after the date of the Substitute Form W-9, the amounts retained during the 60-day period will be remitted to the holder and no further amounts will be retained or withheld from payments made to the holder thereafter. If, however, the holder has not provided the Exchange Agent with its TIN within the 60-day period, amounts withheld will be remitted to the IRS as backup withholding. In addition, 31% of all payments made thereafter will be withheld and remitted to the IRS until a correct TIN is provided.

     The holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the registered holder of the Exchange Offer Securities or of the last transferee appearing on the transfers attached to, or endorsed on, the Exchange Offer Securities. If the Exchange Offer Securities are registered in more than one name or are not in the name of the actual holder, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

     Certain holders -- including, among others, corporations, financial institutions and certain foreign persons -- may not be subject to these backup withholding and reporting requirements. These holders should nevertheless complete the Substitute Form W-9 above, and check the box in Part 2 of the Substitute Form W-9, to avoid possible erroneous backup withholding. A foreign person may qualify as an exempt recipient by submitting a properly completed IRS Form W-8, signed under penalties of perjury, attesting to that holder's exempt status. Please consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which holders are exempt from backup withholding.

     Backup withholding is not an additional U.S. federal income tax. Rather, the U.S. federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.


10. WAIVER OF CONDITIONS.

     Rite Aid's obligation to complete the Exchange Offers is subject to the conditions described in the section of the Offering Circular titled "The Exchange Offers -- Conditions to the Exchange Offers." These conditions are for our benefit only and we may assert them regardless of the circumstances giving rise to any condition. We may also waive any condition in whole or in part at any time in our sole discretion. Our failure at any time to exercise any of the foregoing rights will not constitute a waiver of that right and each right is an ongoing right that we may assert at any time.


11. NO CONDITIONAL TENDERS.

     No alternative, conditional or contingent tenders will be accepted. All tendering holders of Exchange Offer Securities, by execution of this Letter of Transmittal, waive any right to receive notice of the acceptance of Exchange Offer Securities for exchange.


12. LOST, DESTROYED OR STOLEN CERTIFICATES.

     If any certificate(s) representing Exchange Offer Securities have been lost, destroyed or stolen, the holder should check the box above regarding lost, destroyed or stolen certificates and promptly notify the Exchange Agent. The holder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificate(s) have been followed.


13. TRANSFER TAXES.

     You will not be obligated to pay any transfer taxes in connection with the tender of Exchange Offer Securities in your Exchange Offer unless you instruct us to register shares of Common Stock in the name of, or request that Exchange Offer Securities not tendered or not accepted in your Exchange Offer be returned to, a person other than the registered tendering holder. In those cases, you will be responsible for the payment of any applicable transfer tax. If satisfactory evidence of payment of these taxes or an exemption from payment is not submitted with this Letter of Transmittal, no Common Stock will be issued until such evidence is received by the Exchange Agent.

     IMPORTANT: UNLESS YOU COMPLY WITH THE GUARANTEED DELIVERY PROCEDURES DESCRIBED ABOVE, THIS LETTER OF TRANSMITTAL (OR A FACSIMILE OF THIS LETTER OF TRANSMITTAL), OR, IN THE CASE OF EXCHANGE OFFER SECURITIES TENDERED BY BOOK-ENTRY TRANSFER TO THE EXCHANGE AGENT'S ACCOUNT AT THE DEPOSITORY TRUST COMPANY, AN AGENT'S MESSAGE INSTEAD OF THIS LETTER OF TRANSMITTAL, AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION OF YOUR EXCHANGE OFFER.